================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant  |X|
Filed by a party other than the registrant |_|
Check the appropriate box: |_|  Confidential,  for Use of the Commission Only
                                (as permitted by Rule  14a-6(e)(2)
                           |_|  Preliminary proxy statement
                           |X|  Definitive proxy statement
                           |_|  Definitive  additional  materials
                           |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIRST CHEROKEE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant

Payment of filing fee (Check the appropriate box):
     |X|No fee required
     |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------
     (2)Aggregate number of securities to which transactions applies:

     ------------------------------------------------------------------
     (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------
     (4)Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------
     (5)Total fee paid:

     ------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials.


     |_| Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)Amount previously paid:


      (2)Form, Schedule or Registration Statement no.:


      (3)Filing Party:


      (4)Date Filed:

                                 REVOCABLE PROXY
                         FIRST CHEROKEE BANCSHARES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of First Cherokee Bancshares, Inc. (the "Company") hereby constitutes and appoints J. Stanley Fitts, Carl C. Hames, Jr. and Bobby
R. Hubbard, and each of them, as true and lawful attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and act with respect to all shares of the Company's Common Stock (the "Shares"), the undersigned could vote, and with all powers the undersigned would possess, if personally present, at the Annual Meeting of Shareholders of the Company to be held on April 28, 1999, and at any adjournments or postponements thereof (the "Annual Meeting").

1.PROPOSAL: Election of Directors (except as marked to the contrary below):

   NOMINEES FOR ELECTION AS DIRECTORS
   ----------------------------------

   Alan D. Bobo         Russell L. Flynn        Bobby R. Hubbard
   Elwin K. Bobo        Carl C. Hames, Jr.      R.O. Kononen, Jr.
   Michael A. Edwards   C. Garry Haygood        Dennis M. Lord
   J. Stanley Fitts     Thomas D. Hopkins, Jr.  Larry R. Lusk
                                                Dr. Stuart R. Tasman

  [   ] FOR             [   ] WITHHOLD          [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee"s name in the space provided below.

________________________________________


  The Board of Directors recommends a vote "FOR" the Election as Directors, of the Nominess.

2.PROPOSAL: Approval of the 1999 Stock Option Plan.

[   ] FOR             [   ] AGAINST           [   ] ABSTAIN

  The Board of Directors recommends a vote "FOR" the approval of the 1999 Stock Option Plan.

  If this proxy is properly executed, the Shares represented hereby will be voted in the manner directed herein by the shareholder. If no direction is made, such Shares will be voted FOR the election as directors of the nominees listed above, FOR the approval of the 1999 Stock Option Plan and in the discretion of the proxies named above on all other matters that may properly come before the Annual Meeting.

  This proxy revokes all prior dated proxies. The signer hereby acknowledges receipt of the Company's proxy statement dated March 30, 1999.

                   Please be sure to sign and date this Proxy
                               in the box below.

                                   Date___________________________

__________________________         _______________________________
  Stockholder sign above           Co-holder (if any) sign above



                Detach above card, sign, date and mail in postage
                            paid envelope provided.

                         FIRST CHEROKEE BANCSHARES, INC.

  Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                 March 30, 1999



Dear Shareholders:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders of First Cherokee Bancshares, Inc. (the "Company"), the bank holding company for First National Bank of Cherokee, Woodstock, Georgia.

         The meeting will be held at the Woodstock Library, 7745 Main Street, Woodstock, Georgia, on Wednesday, April 28, 1999, at 4:00 p.m. The Board of Directors of the Company and our management team look forward to the opportunity of personally greeting those shareholders in attendance.

         Information about the meeting is provided in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. Also included is the Company's 1998 Annual Report.

         Your interest and participation, regardless of the number of shares you own, are important to the continued success of the Company and First National Bank of Cherokee. Therefore, whether or not you plan to attend the meeting in person, please mark, sign and date the enclosed Proxy and return it to the Company in the postage-paid envelope provided so that your shares can be voted.

         Your continued interest in and support of the Company and First National Bank of Cherokee are appreciated.

                                                                      Sincerely,

                                                           /s/Carl C. Hames, Jr.

                                                              Carl C. Hames, Jr.
                                                         Chief Executive Officer

                         FIRST CHEROKEE BANCSHARES, INC.
                          the bank holding company for
                         First National Bank of Cherokee
                                 9860 Highway 92
                            Woodstock, Georgia 30188
                                 (770) 591-9000
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 28, 1999
                           ---------------------------


To:      The Shareholders of First Cherokee Bancshares, Inc.:

         The Annual Meeting of Shareholders (the "Annual Meeting") of First Cherokee Bancshares, Inc. (the "Company") will be held at the Woodstock Library, 7745 Main Street, Woodstock, Georgia, on Wednesday, April 28, 1999, at 4:00 p.m., for the purpose of acting upon the following matters:

1. To elect 13 members to the Board of Directors to serve a one-year term expiring in 2000; and

2. To approve the First Cherokee Bancshares, Inc. 1999 Stock Option Plan; and

3. To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has set March 19, 1999, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY TO THE COMPANY IN THE ACCOMPANYING, POSTAGE-PAID ENVELOPE.

                                              By Order of the Board of Directors

                                                          /s/ Carl C. Hames, Jr.

                                                              Carl C. Hames, Jr.
                                                         Chief Executive Officer



March 30, 1999

                         FIRST CHEROKEE BANCSHARES, INC.
                          the bank holding company for
                         First National Bank of Cherokee
                           ---------------------------

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                            To Be Held April 28, 1999
                           ---------------------------


                          PROXY SOLICITATION AND VOTING

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of proxies from the shareholders of First Cherokee Bancshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held April 28, 1999 (the "Annual Meeting"). This Proxy Statement and the enclosed form of proxy (the "Proxy") are being mailed to the Company's shareholders on or about March 30, 1999.

         The Board of Directors has set March 19, 1999, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 553,804 shares (the "Shares") of common stock of the Company outstanding. A quorum for the Annual Meeting consists of the holders of the majority of the Shares present in person or represented by Proxy. Each Share is entitled to one vote on each matter to come before the Annual Meeting.

         Directors are elected by a plurality of the Shares present in person or by Proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

         Approval of the 1999 Stock Option Plan and any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the Shares present in person or by Proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

         The Proxy is solicited for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her Shares voted by proxy, even if he or she attends the Annual Meeting. A shareholder who signs a proxy has the right to revoke it before it is voted (1) by notice to the Secretary of the Company, (2) by submitting a Proxy having a later date, or (3) by such person appearing at the Annual Meeting and electing to vote in person.

         All Shares represented by valid Proxies received pursuant to this solicitation and not revoked before they are voted will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the Shares represented by the Proxy will be voted in favor of the Proposals described below and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

         In addition to this solicitation by mail, the officers and employees of the Company and its subsidiary, without additional compensation, may solicit Proxies in favor of the Proposals, by personal contact, letter, telephone or other means of communication. We will ask brokers, nominees and other custodians and fiduciaries to forward Proxy solicitation material to the beneficial owners of the Shares, where appropriate, and we will reimburse them for their reasonable expenses. The Company will bear the costs of soliciting Proxies for the Annual Meeting.

         The Company is a bank holding company. It was organized in 1988 under the laws of the State of Georgia. The Company's subsidiary, First National Bank of Cherokee (the "Bank"), opened for business on November 27, 1989 in Woodstock, Georgia.


                       PROPOSAL FOR ELECTION OF DIRECTORS

Nominees

         The members of the Company's Board of Directors are elected by the shareholders. The Board of Directors presently consists of 13 members, each of whom also serves as a director of the Bank. The members of the Board of Directors of the Bank are elected annually by the Company, which is the sole shareholder of the Bank.

         The Board of Directors has nominated the 13 incumbent directors listed below for re-election as directors of the Company to serve one-year terms that will expire at the 2000 Annual Meeting of Shareholders or when their successors are elected and qualified. We expect each Proxy solicited on behalf of the Board of Directors to be voted for the election of the nominees designated below. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve, but if that should occur before the Annual Meeting, the Proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         The following table sets forth the name, age at December 31, 1998, year first elected and principal occupation for the last five years of each of the 13 nominees:

                                    Year
                                    First
Name                    Age        Elected    Principal Occupation
----                    ---        -------    --------------------

Alan D. Bobo            47         1988       Mr. Alan Bobo is the owner of
                                              Bobo Plumbing Company,
                                              Woodstock, Georgia.

Elwin K. Bobo           51         1988       Mr. Elwin Bobo is the owner of
                                              Bobo Construction Company,
                                              Woodstock, Georgia.

Michael A. Edwards      40         1988       Mr. Michael Edwards is Vice
                                              President of Edwards Tire
                                              Sales, Inc., Woodstock, Georgia.

J. Stanley Fitts        55         1988       Mr. Stanley Fitts is the owner
                                              and President of Reeves
                                              Floral Products, Inc.,
                                              Woodstock, Georgia.

Russell L. Flynn        66         1988       Mr. Russell Flynn has been a
                                              Sales Associate at Century 21
                                              Cherokee Realty since 1988 and
                                              is currently a partner and
                                              associate broker.

Carl C. Hames, Jr.      50         1988       Mr. Carl Hames became President
                                              and Chief Executive Officer of
                                              the Company in 1990 and Chief
                                              Executive of the Bank in 1991.

C. Garry Haygood        48         1988       Mr. Garry Haygood is the
                                              Executive Vice President of
                                              Haygood Contracting, Inc., a
                                              grading contracting company,
                                              Woodstock, Georgia.

Thomas D. Hopkins, Jr.  64         1988       Mr. Thomas Hopkins is retired.
                                              He is the former President of
                                              Hopkins and Son, Inc., which
                                              operated two NAPA Auto Parts
                                              Stores in Georgia.  He also is
                                              a Georgia Real Estate Broker and
                                              owner of Tom Hopkins Realty,
                                              Woodstock, Georgia.

Bobby R. Hubbard        55         1988       Mr. Bobby Hubbard is a Flight
                                              Equipment Instructor for
                                              Lockheed Martin Aeronautical
                                              Systems, Marietta, Georgia.

R. O. Kononen, Jr.      48         1998       Mr. Rick Kononen served as
                                              Executive Vice President of
                                              Security State Bank, Canton,
                                              Georgia from 1990 through 1996.
                                              He joined the Bank as President
                                              in January 1997,was elected to
                                              the Bank's Board of Directors in
                                              May 1997 and to the Company's
                                              Board of Directors in April 1998.

Dennis M. Lord          57         1988       Mr. Dennis Lord was the
                                              Secretary of Bay, Lingerfelt and
                                              Lord, Inc., a grading contracting
                                              company, Atlanta,Georgia, from
                                              1972 to 1997.He presently develops
                                              properties.

Larry R. Lusk           49         1988       Mr. Larry Lusk was the owner and
                                              President of Lusk Construction,
                                              Inc., a commercial construction
                                              company, Canton, Georgia, from
                                              1977 to 1995. He currently does
                                              contract sales/ design work and
                                              property development.

Dr. Stuart R. Tasman    46         1988       Dr. Stuart Tasman is an
                                              optometrist in private practice
                                              in Cherokee County, Georgia.


         There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. No director is a director of another bank or bank holding company. Alan D. Bobo and Elwin K. Bobo are brothers.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS
                    DIRECTORS OF THE 13 NOMINEES NAMED ABOVE.


Meetings of the Board of Directors

         The Board of Directors of the Company held eight meetings during 1998. Each of the meetings was attended by at least 75% of the directors of the Company. The Board of Directors of the Company does not have standing committees.

                               EXECUTIVE OFFICERS

         The following table sets forth the name, age at December 31, 1998, and principal occupation for the last five years of each of the executive officers of the Company.

Name                  Principal Occupation
----                  --------------------

Carl C. Hames, Jr.    Mr. Hames, age 50, has been President and Chief Executive
                      Officer of the Company since 1990, and Chief Executive
                      Officer of the Bank since 1991.


Kitty A. Kendrick     Ms. Kendrick, age 40, joined the Bank in 1993 as a Senior
                      Vice President and Chief Financial Officer of the Company.
                      She was promoted to Executive Vice President in January
                      1997.


R. O. Kononen, Jr.    Mr. Kononen, age 48, joined the Bank as President in
                      January, 1997, was elected to the Bank's Board of Directors in May, 1997 and to the Company's Board of Directors in April, 1998.Prior to joining the Bank, Mr. Kononen was an Executive Officer at Security State
                      Bank, Canton, Georgia.



                       DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

         The Company does not compensate its directors for their services as members of the Board of Directors. Directors of the Bank currently receive $300 per board meeting attended and between $45 and $75 per committee meeting attended, depending on the type of committee that is meeting. Mr. Hames and Mr. Kononen do not receive fees for board and committee meetings that are held during the normal business hours of the Bank.

         All of the Bank's directors participate in a retirement plan, with the exception of Mr. Kononen who, as of January 1997, participates in his capacity as an Executive Officer of the Bank. The purpose of the retirement plan is to provide an annual retirement benefit to each director when he retires from the Board. The plan provides retirement benefits in two ways, with an index formula and with fee deferrals. The index formula consists of the earnings on a specific life insurance policy, reduced by an amount equal to the Bank's opportunity cost. At retirement, the Bank pays the accumulated excess earnings to the director over a specified number of years. During retirement, the Bank pays the earnings in excess of the opportunity cost to the director annually. These payments continue for the life of the director. The fee deferral part of the retirement plan is optional. Each director may elect to defer all or a portion of his current director's fees for a ten-year period which began in 1995. In addition, deferred fees will be credited with interest at a rate indexed to current market conditions. The Bank's obligations under the retirement plan are unfunded. However, the Bank has purchased life insurance policies on each insurable director that are actuarially designed to offset the annual expenses associated with the indexed formula benefit. The Bank is the sole owner of all of the policies.

         The Bank also furnishes its insurable directors with a life insurance plan. This plan is provided by a life insurance policy for each insurable director. The life insurance plan generally provides that the Bank will pay each director's beneficiary 80% of the life insurance policy's death benefit. The
Bank owns the policy and its entire cash surrender value as well as the remainder of the death benefit.

Executive Compensation

         The compensation described below is paid for all services rendered to the Company and the Bank. The Company does not separately compensate its executive officers. The following Summary Compensation Table presents the total compensation paid during 1998, 1997 and 1996 to Mr. Hames, and the total compensation paid during 1998 and 1997 to Mr. Kononen.

                         Summary Compensation Table
================================================================================

                                                                     Long-Term Compensation
                                                                     ----------------------
                                                                   Awards           Payouts
                                                                   ------           -------
                                                    Other
                                                    Annual        Restricted                        All Other
      Name and                                      Compen-          Stock    Options/    LTIP       Compen-
Principal Position     Year  Salary($)   Bonus($)   sation($)/2/   Awards($)  SARs(#)   Payouts($)   sation($)
---------------------  ----  ----------- --------  -------------  ----------  --------  ----------  ---------
President and Chief
Executive Officer      1998  $109,457/1/  $43,159    $6,000/3/        0          0          0        $3,510/4/
of the Company
                       1997  $108,474/1/        0    $6,000/3/        0          0          0        $3,562/4/

                       1996  $107,355/1/  $20,580    $6,000/3/        0          0          0        $3,600/4/

---------------------  ----  -----------  -------  -------------  ----------  ---------  ----------   ---------
R. O. Kononen, Jr.     1998   $90,000     $13,500    $8,400/3/        0          0          0        $1,754/4/
President of the Bank  1997   $91,096/1/        0    $8,400/3/        0          0          0             0
---------------------  ----  -----------  -------  -------------  ----------  ---------  ----------   ---------

/1/ Includes cash paid to Mr. Hames in lieu of accrued vacation in the amount of $2,490 (1998), $4,049 (1997) and $5,542 (1996), and cash paid to Mr. Kononen in lieu of accrued vacation in the amount of $2,077.

/2/ We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under Securities and Exchange Commission regulations.

/3/ Consists of an automobile allowance.

/4/ Consists of the Company's matching of Mr. Hames' and Mr. Kononen's contribution to the Bank's 401K plan.


Mr. Hames and Mr. Kononen also receive retirement benefits under the Company's retirement plan.

Option Grants in Last Fiscal Year
---------------------------------

         The following table contains information about the grant of stock options during 1998 to the executive officers named in the Summary Compensation Table. All options shown vest over five years at the rate of 20% per year, beginning on March 18, 1999.


                   Number of   Percent of Total
                   Securities      Options
                   Underlying     Granted to
                    Options      Employees in     Exercise Price    Expiration
     Name           Granted       Fiscal Year       ($/Share)           Date
-----------------  ----------  -----------------  ---------------   -----------
Carl C. Hames, Jr.   1,200            3%               $17.71        03/18/08

R.O. Kononen, Jr.    5,000           13%               $17.71        03/18/08


Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
--------------------------------------------------------------------------------
Values
------

         The following table contains information, with respect to the executives named in the Summary Compensation Table, concerning unexercised options held as of the end of 1998. Neither of the executive officers exercised options during 1998.


                          Fiscal Year-End Option Values
                        ---------------------------------
                              Value of Unexercised
                          Number of Unexercised        In-the-Money Options at
  Name                   Options Held at 12/31/98              12/31/98
---------               ---------------------------   --------------------------
                       Exercisable  Unexercisable     Exercisable  Unexercisable
                       -----------  -------------     -----------  -------------
Carl C. Hames, Jr.        3,300         1,200           $31,878/1/     $1,248/1/

R.O. Kononen, Jr.         5,000         5,000           $23,750/1/     $5,200/1/



/1/ At December 31, 1998, the per share fair market value of the Company's common stock ($18.75 per share), exceeded the per share exercise prices of $9.09, $14.00 and $17.71 of the options. Fair market value is based on the final trade of 1998.

Employment Agreements

     Mr. Hames' employment agreement provides for:

(1) A base salary of $100,000 to be adjusted annually by not more than 8% based upon the change in the consumer price index for the metropolitan Atlanta area;

(2) An annual performance bonus determined by the Bank's Board of Directors;

(3) An automobile allowance;

(4) Term life insurance providing benefits in an amount of at least two times annual salary, group health and hospital insurance, and long term disability insurance benefits with benefits equal to 60% of annual salary;

(5) Reimbursement for business-related expenses and country club dues; and

(6) The establishment of a retirement plan.

    During 1995, the Company and the Bank renewed Mr. Hames' employment agreement confirming that Mr. Hames will continue to serve as President and Chief Executive Officer of the Company, Chief Executive Officer of the Bank, and as a director of the Company and the Bank until May 11, 2000, unless sooner terminated for cause or by reason of Mr. Hames' death or disability. During 1998, the Bank's Board of Directors increased Mr. Hames' base salary to $107,898 based upon a 2.5% increase in the consumer price index for metropolitan Atlanta.

                             PRINCIPAL SHAREHOLDERS

         The following table lists certain information regarding the Shares beneficially owned, as of March 19, 1999 (1) by each of the Company's directors,
(2) by its executive officers, (3) by all of the Company's directors and executive officers as a group, and (4) by any other person who beneficially owns more than 5% of the Shares. According to rules adopted by the Securities and Exchange Commission, a "beneficial owner" of securities has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his or her shares. The number of issued and outstanding shares used to calculate the percentage of total ownership for a given individual or group includes any shares covered by the warrants or options issued to that individual or group.

                                                  Number of            Adjusted
                       Number       Percent     Shares Subject          Percent
      Name of           of            of          to Warrants             of
Beneficial Owner       Shares/1/     Class        and Options/2/        Class/3/
----------------       ---------     -----        --------------        --------

Directors
---------
Alan D. Bobo           15,965/4/      2.9            10,140                4.6
Elwin K. Bobo          18,555/5/      3.4            15,090                5.9
Michael A. Edwards      7,610/6/      1.4             8,490                2.9
J. Stanley Fitts       22,902/7/      4.1            19,490                7.4
Russell L. Flynn        7,010/8/      1.3             8,240                2.7
Carl C. Hames, Jr.     21,172/9/      3.8            31,040                8.9
C. Garry Haygood       28,428/10/     5.1            13,990                7.5
Thomas D. Hopkins, Jr. 15,694/11/     2.8            11,240                4.8
Bobby R. Hubbard       11,268/12/     2.0            10,140                3.8
R. O. Kononen, Jr.      5,625/13/     1.0             6,000                2.1
Dennis M. Lord         20,240/14/     3.7            16,740                6.5
Larry R. Lusk          14,108/15/     2.5             9,040                4.1
Dr. Stuart R. Tasman    7,846/16/     1.4             9,040                3.0

Executive Officers
------------------
Kitty A. Kendrick         132/17/     0.0             3,200                0.6

All Directors and     196,555        35.5           171,880               50.8
-----------------
Executive Officers
as a Group (14 persons)

5% Shareholder        36,000/18/      6.5                --                6.5
--------------
Everest Partners, L.P.

----------------------------

/1/ Excludes shares deemed to be beneficially owned through the right to exercise warrants or options within 60 days of the record date.

/2/ Consists of warrants granted to the directors to purchase one share of Common Stock for each share purchased by them in the Company's initial public offering or the vested portion of stock options, or both.

/3/ Adjusted to reflect shares beneficially owned and shares deemed to be beneficially owned through the right to exercise warrants or stock options within 60 days of the record date.

/4/ Consists of (a) 11,407 shares owned directly by Mr. Bobo; (b) 660 shares owned by Mr. Bobo's children, as to which Mr. Bobo disclaims beneficial ownership; (c) 2,857 shares owned by Mr. Bobo's wife, as to which Mr. Bobo disclaims beneficial ownership; and (d) 1,041 shares held in an IRA for the benefit of Mr. Bobo's wife, as to which Mr. Bobo disclaims beneficial ownership. Mr. Bobo's address is P.O. Box 1092, Woodstock, Georgia.

/5/ Consists of (a) 17,182 shares owned directly by Mr. Bobo; and (b) 1,373 shares held in an IRA for Mr. Bobo's benefit. Mr. Bobo's address is P.O. Box 1092, Woodstock, Georgia.

/6/ Consists of (a) 7,500 shares owned directly by Mr. Edwards; and (b) 110 shares owned by Mr. Edwards' daughter, as to which Mr. Edwards disclaims beneficial ownership. Mr. Edwards' address is 7775 Turner Road, Woodstock, Georgia.

/7/ Consists of (a) 22,252 shares owned directly by Mr. Fitts; and (b) 650 shares held by Reeves Greenhouse, Inc. Profit Sharing Plan. Mr. Fitts' address is 10288 Highway 92, Woodstock, Georgia.

/8/ As to the indicated shares, Mr. Flynn shares voting power with his wife. Mr. Flynn's address is 28 Lake Arrowhead Station # 2024, Waleska, Georgia.

/9/ Consists of (a) 10,065 shares owned directly by Mr. Hames; (b) 2,585 shares held in an IRA for Mr. Hames' benefit; (c) 7,092 shares owned by Mr. Hames' wife, as to which Mr. Hames disclaims beneficial ownership; (d) l,265 shares held in an IRA for the benefit of Mr. Hames' wife, as to which Mr. Hames disclaims beneficial ownership; and (e) 165 shares owned by Mr. Hames' son, as to which Mr. Hames disclaims beneficial ownership. Mr. Hames' address is 2461 South Cherokee Lane, Woodstock, Georgia. Mr. Hames is also an Executive Officer of the Company.

/10/ Consists of (a) 26,355 shares owned directly by Mr. Haygood; (b) 1,021 shares held in an IRA for the benefit of Mr. Haygood; (c) 550 shares held by Mr. Haygood's wife as custodian for his daughters, as to which Mr. Haygood disclaims beneficial ownership; and (d) 502 shares held in an IRA for the benefit of Mr. Haygood's wife, as to which Mr. Haygood disclaims beneficial ownership. Mr. Haygood's address is 1472 Johnson Brady Road, Canton, Georgia.

/11/ Consists of (a) 12,411 shares owned directly by Mr. Hopkins; (b) 3,001 shares owned by Mr. Hopkins' wife, as to which Mr. Hopkins disclaims beneficial ownership; and (c) 282 shares held in an IRA for Mr. Hopkins' benefit. Mr. Hopkins' address is 2611 Beckwith Trail, Marietta, Georgia.

/12/ Consists of (a) 9,900 shares owned directly by Mr. Hubbard; (b) 519 shares held in an IRA for Mr. Hubbard's benefit; (c) 519 shares held in an IRA for the benefit of Mr. Hubbard's wife, as to which Mr. Hubbard disclaims beneficial ownership; and (d) 330 shares owned by Mr. Hubbard's daughter, as to which Mr. Hubbard disclaims beneficial ownership. Mr. Hubbard's address is 803 Upland Estates Drive, Woodstock, Georgia.

/13/ Consists of 5,625 shares owned directly by Mr. Kononen. Mr. Kononen's address is 5525 Old Highway 5, Woodstock, Georgia. Mr. Kononen is also an Executive Officer of the Company.

/14/ Consists of (a) 16,500 shares owned directly by Mr. Lord; (b) 880 shares held in an IRA for Mr. Lord's benefit; and (c) 2,860 shares owned jointly by Mr. Lord and his wife. Mr. Lord's address is 3155 Trickum Road, Woodstock, Georgia.

/15/ Consists of (a) 8,800 shares owned directly by Mr. Lusk; (b) 3,353 shares owned by his children, as to which Mr. Lusk disclaims beneficial ownership; (c) 1,189 shares held in an IRA for Mr. Lusk's benefit; and (d) 766 shares owned by Mr. Lusk's wife, as to which Mr. Lusk disclaims beneficial ownership. Mr. Lusk's address is Route 10, Gaddis Road, Canton, Georgia.

/16/ Consists of (a) 3,913 shares owned directly by Dr. Tasman; (b) 1,100 shares owned by Dr. Tasman's daughters, as to which Dr. Tasman disclaims beneficial ownership; (c) 1,379 shares held in an IRA for Dr. Tasman's benefit; and (d) 1,454 shares held in a SEP IRA for Dr. Tasman's benefit. Dr. Tasman's address is 1415 Wooten Lake Road, Kennesaw, Georgia.

/17/ As to the indicated shares, Ms. Kendrick shares voting power with her husband. Ms. Kendrick's address is 187 Knollwood Drive, Marietta, Georgia.

/18/ Pursuant to a Schedule 13G filed by them, these shares are beneficially owned by Everest Partners, L.P. (the "Limited Partnership"), Everest Partners, Inc. (the "General Partner"), and Everest Managers, L.L.C.. The Limited Partnership was formed for the purpose of investing in the equity securities of various financial services providers, among other things. Everest Partners, Inc. is the general partner of the Limited Partnership. Everest Managers, L.L.C. is the manager for the Limited Partnership. The sole principal of Everest Partners, Inc. and Everest Managers, L.L.C. is David M. W. Harvey. Everest Managers, L.L.C. and David M. W. Harvey expressly disclaim direct and beneficial ownership of these shares. The Limited Partnership's address is Job's Peak Branch, P.O. Box 3178, Gardnerville, Nevada 89410.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 1998, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of our directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or the Bank in the ordinary course of business during 1998. Some of our directors are also directors, officers, trustees or principal securities holders of corporations or other organizations that also were customers of, or had transactions with, the Company and the Bank in the ordinary course of business during 1998.

         All outstanding loans and other transactions with our directors, officers and principal shareholders were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Company and the Bank may have had additional transactions with, or used products or services of, various organizations with which directors of the Company and its subsidiaries were associated. The amounts involved in these non-credit transactions have not been material in relation to the business of the Company, the Bank or such other organizations. We expect that the Company and the Bank will continue to have similar transactions in the ordinary course of business with such individuals and their associates in the future.

         The Company leases the land upon which the Bank building is located from J. Stanley Fitts, chairman of the Board of Directors. The initial term of the ground lease is 20 years, with four separate renewal options to extend the term of the lease for additional five-year periods. The Company has the option to purchase the property during the tenth year of the lease term or at each five-year interval thereafter through the end of the lease. Under the terms of the ground lease the Company also pays property taxes, insurance and maintenance. During the fiscal year ended December 31, 1998, the Company paid approximately $59,000 in rentals under the ground lease.

                            PROPOSAL FOR APPROVAL OF
           THE FIRST CHEROKEE BANCSHARES, INC. 1999 STOCK OPTION PLAN

                                  Introduction
                                  ------------

         On March 17, 1999, the Board of Directors approved the First Cherokee Bancshares, Inc. 1999 Stock Option Plan (the "Stock Plan"). The text of the Stock Plan can be found at Appendix A to this Proxy Statement. The Stock Plan replaces the Key Employee Stock Option Plan.

         The Stock Plan allows the Company to grant options to key employees, officers and directors of the Company and its affiliates for the purpose of giving them an equity interest in the Company. The Stock Plan also gives the Company a way to attract and retain key personnel. The Board of Directors has reserved 96,000 shares of Common Stock for issuance as awards under the Stock Plan, subject to adjustment as provided in the Stock Plan.

         Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") restrict the Company's ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 422 and to claim deductions which may otherwise be associated with the grant of nonqualified options under Code Section 162(m).

         The following description of the Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

                             Terms of the Stock Plan
                             -----------------------

Administration
--------------

         A committee of the Board of Directors (the "Committee"), will determine the awards granted under the Stock Plan. The Board of Directors will consider the standards contained in both Section 162(m) of the Code and Rule 16(b)(3) (promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) when appointing members to the Committee. The Committee will have at least two members. At the present time, the members of the Committee are
J. Stanley Fitts, Carl C. Hames, Jr., C. Garry Haygood, Thomas D. Hopkins, Jr., and Dennis M. Lord.

         The Committee will have the power to make all decisions regarding the proper administration of the Stock Plan including, but not limited to, interpretation of the provisions of the Stock Plan and whether to prescribe, amend, or rescind the rules and regulations relating to the Stock Plan. Additionally, the Committee will have the authority to determine, in its discretion, which officers, employees and directors will receive awards under the Stock Plan and the terms of the options which are granted. The Committee's decisions relating to the administration of the Stock Plan and the grant of options will be final and binding.

         The Stock Plan provides for indemnification of Committee members by the Company for liabilities, including attorneys' fees, settlement amounts and judgments, incurred as a result of the defense of any legal action arising out of any decisions, actions or failures to act by the Committee members in connection with the Stock Plan. However, Committee members will not be eligible for indemnification if they are negligent or engaged in any misconduct in the performance of their duties.

Option Awards
-------------

         The Stock Plan permits the Committee to grant stock options and certain cash awards to eligible persons. These awards may be made on an individual basis, or under a program designed by the Committee for the benefit of a group of eligible persons.

         The Committee will determine the number of shares of Common Stock subject to an option, and to whom an option will be granted. The Committee will also establish the exercise price of an option and forfeiture or termination provisions of each option. No employee of the Company or any affiliate may be granted, during any single fiscal year of the Company, rights to shares of Common Stock under options which, in the aggregate, exceed 50,000 shares of Common Stock.

         Options generally are not transferable or assignable during a holder's lifetime.

         The Stock Plan provides for incentive stock options and non-qualified stock options. The Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time the option is granted, and the terms of the option will be set out in a Stock Option Agreement.

         The exercise price of an option will be set forth in a Stock Option Agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant owns more than 10% of the Company's outstanding Common Stock). At the time the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Common Stock purchased pursuant to the option to identify them as shares of Common Stock purchased upon the exercise of an incentive stock option. Non-qualified stock options generally may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded, based upon an average fair market value of the Common Stock at the time the option is awarded, or based upon any other reasonable measure of fair market value. The exercise price of a non-qualified stock option shall be no less than fair market value if, at the time of the grant, the optionee is a "covered employee" within the meaning of Section 162(m) of the Code. The Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld. Company or affiliate financing may, in the discretion of the Committee, be offered to assist participants with payment of the option exercise price.

         A participant may be liable for federal, state or local tax withholding obligations as a result of the exercise of a non-qualified stock option. The tax withholding obligation may be satisfied by payment in the form of cash or a certified check or, if a participant elects with the permission of the Committee, by a reduction in the number of shares to be received by the participant upon exercise of the option.

         The term of an option shall be specified in the applicable Stock Option Agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Common Stock will not be exercisable after the expiration of five (5) years after the date the option is granted. Subject to any further limitations in a Stock Option Agreement, in the event of a participant's termination of employment, the term of an incentive stock option shall expire, terminate and become unexercisable no later than three months after the date of such termination of employment; provided, however, that if such termination of employment is due to death or disability, one year will be substituted for the three-month period.

Certain Cash Awards
-------------------

         The Committee may make cash awards designed to cover tax obligations of participants that result from the exercise of an option.

                             Termination of Options
                             ----------------------

         The terms of a particular option may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company. Options may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, options that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Option Agreement and to the provisions of the Stock Plan.

Certain Reorganizations
-----------------------

         The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of options or to which an option is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company effected without the receipt of consideration.

         In the event of certain corporate reorganizations, options may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the terms of the Stock Plan or any agreement reflecting the terms of an option.

Amendments or Termination
-------------------------

         Although the Stock Plan may be amended or terminated by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment or termination upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No such action by the Board of Directors may adversely affect the rights of a holder of a Stock Option without the holder's consent. The Stock Plan has an indefinite term, although incentive stock options must be granted within 10 years after the adoption of the Stock Plan by the Board of Directors.

Benefits to Named Executive Officers and Others
-----------------------------------------------

         The Committee has not yet made any determination as to which eligible participants will be granted options under the Stock Plan.

                         Federal Income Tax Consequences
                         -------------------------------

         The following discussion outlines generally the federal income tax consequences of participation in the Stock Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Plan.

Incentive Stock Options
-----------------------

         A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, the participant will be taxed at the time he or she sells the shares of Common Stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant does not sell the shares of Common Stock prior to two years from the date of grant of the incentive stock option and one year from the date the Common Stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the shares of Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of Common Stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

Non-qualified Options
---------------------

         A participant will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

         Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

         Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.


                              Shareholder Approval
                              --------------------

         The Board of Directors seeks shareholder approval because such approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the Stock Plan.

         Approval of the Stock Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                   THE 1999 STOCK OPTION PLAN DESCRIBED ABOVE.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has ratified management's selection of Porter Keadle Moore, LLP as its independent certified public accountants for the current fiscal year. Porter Keadle Moore, LLP, has audited the Company's financial statements since 1991. A representative of that firm is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended for inclusion in the Company's proxy material for the 2000 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than November 19, 1999. The proposal must comply with the rules and regulations of the Securities and Exchange Commission.


                                  OTHER MATTERS

         We know of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors or approval of the Stock Plan or related matters properly come before the meeting, the persons appointed as Proxies will vote on the matter in accordance with their best judgment.


                                 ANNUAL REPORTS

         Copies of the Company's 1998 Annual Report to Shareholders are being mailed to all shareholders together with this Proxy Statement. Additional copies may be obtained from the Secretary, First Cherokee Bancshares, Inc., 9860 Highway 92, Woodstock, Georgia 30188.

         We will furnish our shareholders with a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (without exhibits) as filed with Securities and Exchange Commission. To receive the Annual Report on Form 10-KSB, shareholders should send a letter request to the Secretary, First Cherokee Bancshares, Inc., 9860 Highway 92, Woodstock, Georgia 30188.

                                   APPENDIX A




















                         FIRST CHEROKEE BANCSHARES, INC.
                             1999 STOCK OPTION PLAN

                        APPENDIX A to the Proxy Statement

                                       A-i
                                TABLE OF CONTENTS


SECTION 1         DEFINITIONS................................................A-1

   1.1    Definitions........................................................A-1

SECTION 2         THE STOCK INCENTIVE PLAN...................................A-4

   2.1    Purpose of the Plan................................................A-4
   2.2    Stock Subject to the Plan..........................................A-4
   2.3    Administration of the Plan.........................................A-5
   2.4    Eligibility and Limits.............................................A-5

SECTION 3         TERMS OF OPTIONS...........................................A-6

   3.1    General Terms and Conditions.......................................A-6
   3.2    Other Terms and Conditions.........................................A-7
   3.3    Treatment of Awards Upon Termination of Service....................A-8

SECTION 4         RESTRICTIONS ON STOCK......................................A-8

   4.1    Escrow of Shares...................................................A-8
   4.2    Restrictions on Transfer...........................................A-9

SECTION 5         GENERAL PROVISIONS.........................................A-9

   5.1    Withholding........................................................A-9
   5.2    Changes in Capitalization; Merger; Liquidation....................A-10
   5.3    Cash Awards.......................................................A-10
   5.4    Compliance with Code..............................................A-10
   5.5    Right to Terminate Service........................................A-10
   5.6    Restrictions on Delivery and Sale of Shares; Legends..............A-11
   5.7    Non-alienation of Benefits........................................A-11
   5.8    Termination and Amendment of the Plan.............................A-11
   5.9    Indemnification of Committee......................................A-11
   5.10   Stockholder Approval..............................................A-12
   5.11   Choice of Law.....................................................A-12
   5.12   Effective Date of Plan............................................A-12

                         FIRST CHEROKEE BANCSHARES, INC.
                             1999 STOCK OPTION PLAN


                              SECTION 1 DEFINITIONS

         1.1 DEFINITIONS. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter:

     (a)"Affiliate" means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (b) "Board of Directors" means the board of directors of the Company.

     (c)"Cause" has the same meaning as provided in the employment agreement between the Participant and the Company or, if applicable, any Affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or its Affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors of the Company or its Affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its Affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or Affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its Affiliates are party.

     (d)"Change in Control" means, as used in a Stock Option Agreement, any one of the following events which may occur after the date the Option is granted:

     (1)the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section l(d)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

     (2) a merger, consolidation, share exchange, combination reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;

     (3)the sale or transfer (other than as Company security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one
(1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

     (4)the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or

     (5)the dissolution or liquidation of the Company.

Notwithstanding the foregoing, a Change in Control shall not include any transaction or series of related transactions a principal purpose of which is to convert the status of the Company (or a successor entity that results from the transaction or series of related transactions) to an S corporation subject to tax under Subchapter S, Chapter 1, Subtitle A of Title 26 of the Code.

     (e)"Code" means the Internal Revenue Code of 1986, as amended.

     (f)"Company" means First Cherokee Bancshares, Inc., a bank holding company organized under the laws of the State of Georgia.

     (g)"Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

     (h)"Disability"   has  the  same  meaning  as  provided  in  the  long-term
disability plan or policy maintained or, if applicable, most recently maintained, by the Company, or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

     (i)"Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

     (j)"Fair Market Value" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period and if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

     (k)"Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

     (l)"Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

     (m)"Option"  means a  Non-Qualified  Stock  Option  or an  Incentive  Stock
Option.

     (n)"Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

     (o)"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (p)"Participant" means an individual who receives an Option hereunder.

     (q)"Plan" means the First Cherokee Bancshares, Inc. 1999 Stock Option Plan.

     (r)"Stock" means the Company's common stock, $1.00 par value per share.

     (s)"Stock Option Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of an Option.

     (t)"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (u)"Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and its Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2 THE STOCK INCENTIVE PLAN

         2.1 PURPOSE OF THE PLAN. The Plan is intended to (a) provide incentive to officers, employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding key personnel.

         2.2 STOCK SUBJECT TO THE PLAN. Subject to adjustment in accordance with
Section 5.2, 96,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

         2.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers, employees and directors of the Company or any Affiliate to whom Options shall be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

                  The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the pleasure of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

                  The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         2.4 ELIGIBILITY AND LIMITS. Options may be granted only to officers, employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Option Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 50,000.

                           SECTION 3 TERMS OF OPTIONS

         3.1 GENERAL TERMS AND CONDITIONS.
                 (a)......The  number  of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2 as to the total number of shares available for grants under the Plan. If a Stock Option Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Option Agreement.

                  (b)......Each  Option  shall be  evidenced  by a Stock  Option
Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Option Agreement shall be subject to the terms of the Plan and any provision in a Stock Option Agreement that is inconsistent with the Plan shall be null and void.

                  (c)......The  date an Option is  granted  shall be the date on which the Committee has approved the terms and conditions of the Stock Option Agreement and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

                  (d)......The   Committee  may  provide  in  any  Stock  Option
Agreement (or subsequent to the award of an Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of an Option shall be on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

                  (e)......Options  shall  not  be  transferable  or  assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

         3.2 OTHER TERMS AND CONDITIONS. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

                  (a)......Option  Price.  Subject to  adjustment  in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

                  (b)......Option  Term.  The  term  of an  Option  shall  be as specified in the applicable Stock Option Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

                  (c)......Payment.  Payment  for all shares of Stock  purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Option Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Option Agreement provides,
(1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company or Affiliate financing to assist the Participant as to payment of the Exercise
Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

                  (d)......Conditions  to the Exercise of an Option. Each Option
granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Option Agreement to the contrary.

                  (e)......Termination  of Incentive Stock Option.  With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

                  (f)......Special  Provisions for Certain  Substitute  Options.
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

         3.3 TREATMENT OF AWARDS UPON TERMINATION OF SERVICE. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Option Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                         SECTION 4 RESTRICTIONS ON STOCK

         4.1 ESCROW OF SHARES. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Option Agreement so provides, the shares of the Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Option Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as attorney-in-fact for the Participant for the term specified in the applicable Stock Option Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant , if the Participant forfeits the shares under the terms of the applicable Stock Option Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Option Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Option Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Option Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company as applicable.

         4.2 RESTRICTIONS ON TRANSFER. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Option Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Option Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Option Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Option Agreement.

                          SECTION 5 GENERAL PROVISIONS

         5.1 WITHHOLDING. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, or, if the applicable Stock Option Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of an Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

                  (a)......The  Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                  (b)......Any  Withholding  Election made will be  irrevocable;
however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

         5.2 Changes in Capitalization; Merger; Liquidation.
         ---------------------------------------------------

                  (a)......The  number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b)......In   the   event   of  any   merger,   consolidation,
extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.
                  (c)......The  existence  of the Plan and the  Options  granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having, preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceedings

         5.3 CASH AWARDS. The Committee may, at any time and in its discretion, grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

         5.4 COMPLIANCE WITH CODE. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

         5.5 RIGHT TO TERMINATE SERVICE. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Participant the right to continue as an employee, officer or director of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's service at any time.

         5.6 RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS. Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company in its discretion, shall deem appropriate.

         5.7 NON-ALIENATION OF BENEFITS. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         5.8 TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

         5.9 INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Committee, the members of the Committee participating in decisions and other matters pursuant to the Plan shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member of the Committee is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Notwithstanding the foregoing, the provisions of this Section 5.9 shall not be applicable to the extent such violates the Company's Charter, By-Laws, or applicable law, and if only a portion, but not all of Section 5.9 shall so violate the Company's Charter, By-Laws or applicable law, then the balance of Section 5.9 and the Plan shall remain and be enforceable, and the portion or portions of Section 5.9 which so violate the Company's Charter, By-Laws or applicable law shall be, if possible, interpreted so as to allow enforceability to the maximum extent allowable under such Charter, By-Laws or applicable law.

         5.10 STOCKHOLDER APPROVAL. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Option granted under the Plan shall be void.

         5.11 CHOICE OF LAW. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

         5.12 EFFECTIVE DATE OF PLAN. The Plan shall become effective upon the date the Plan is approved by the Board of Directors.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 17th day of March, 1999.

                                                 FIRST CHEROKEE BANCSHARES, INC.
                                                 ______________________________
                                                     By:  /s/ Carl C. Hames, Jr.
                                                             Title:   President
Attest:
__________________________
/s/ Thomas D. Hopkins, Jr.
Secretary

         [CORPORATE SEAL]